Exhibit 99.2

Supplemental Operating and Financial Data

For the Quarter Ended December 31, 2013

Fourth Quarter 2013

Forward-looking Statements

This supplemental package includes “forward looking statements”. Forward-looking statements may be identified by the use of words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates,” “contemplates,” “aims,” “continues,” “would” or “anticipates” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the factors included in (i) the Company’s prospectus relating to the IPO, including those set forth under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Properties,” (ii) the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2013 under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (iii) in future periodic reports filed by the Company under the Securities Exchange Act of 1934, as amended. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this press release, except as required by applicable law. For a further discussion of these and other factors that could impact the Company’s future results, performance or transactions, see the section entitled “Risk Factors” in the prospectus relating to the IPO, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Prospective investors should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

Fourth Quarter 2013

COMPANY PROFILE

Empire State Realty Trust, Inc. is a leading real estate investment trust (REIT) that owns, manages, operates, acquires and repositions office and retail properties in Manhattan and the greater New York metropolitan area, including the Empire State Building, the world’s most famous office building.

BOARD OF DIRECTORS
Anthony E. Malkin	William H. Berkman	Alice M. Connell
Chairman, Chief Executive	Director, Chair of	Director
Officer and President	Compensation Committee

Thomas J. DeRosa	Steven J. Gilbert	S. Michael Giliberto
Director, Chair of	Director, Lead Director	Director
Audit Committee

Lawrence E. Golub
Director, Chair of Nominating/Corporate
Governance Committee

EXECUTIVE MANAGEMENT
Anthony E. Malkin	Thomas P. Durels	David A. Karp
Chairman, Chief Executive	Executive Vice President and	Executive Vice President, Chief
Officer and President	Chief of Property Operations and Leasing	Financial Officer and Treasurer

Thomas N. Keltner, Jr.
Executive Vice President,
General Counsel and Secretary

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	New York Stock Exchange
One Grand Central Place	David A. Karp	Trading Symbol: ESRT
60 East 42nd Street	IR@empirestaterealtytrust.com
New York, NY 10165 www.empirestaterealtytrust.com
(212) 953-0888

Fourth Quarter 2013

Financial Highlights

(unaudited and dollars in thousands, except per share amounts)

	Period from
	October 7, 2013 through
	December 31, 2013
Selected Items:
Revenue	$127,583
EBITDA (1)	$48,405
Cash net operating income (1)	$54,000
Net income	$193,431
Core funds from operations (“Core FFO”) (1)	$41,395
Core funds available for distribution (“Core FAD”) (1)	$21,819
Core FFO per share - diluted	$0.17
Core FAD per share - diluted	$0.09
Dividends declared and paid per share	$0.0795

Portfolio statistics:
Number of properties	18
Total rentable square footage	8,350,871
Percent occupied (2)	86.1%

Observatory metrics:
Fourth quarter 2013
Number of visitors	980,000
Increase in visitors over fourth quarter 2012	8.5%
Observatory revenues	$25,389
Increase in revenues over fourth quarter 2012	10.4%
Full year 2013
Number of visitors	4,300,000
Increase in visitors over full year 2012	2.7%
Observatory revenues	$101,758
Increase in revenues over full year 2012	10.8%

Ratios:
Interest Coverage Ratio	3.9	x
Consolidated Debt to Total Market Capitalization (3)	24%
Consolidated Debt to EBITDA (annualized)	5.9	x
Core FFO Payout Ratio (4)	47%
Core FAD Payout Ratio (5)	89%

Class A Common Stock Price & Dividends:
Class A common stock price at quarter end	$15.30
Average closing price	$14.64
Dividends per share - annualized	$0.34
Dividend yield (6)	2.2%

Notes:

(1)	Represents non-GAAP financial measures. For a discussion on what these metrics represent and why the Company presents them, see page 19 and for a reconciliation of these metrics to net income, see see pages 14 and 15.
(2)	Based on leases signed and commenced as of December 31, 2013.
(3)	Market capitalization represents the sum of (i) Company’s common stock per share price as of December 31, 2013 multiplied by the total outstanding number of shares of common stock and operating partnership units as of December 31, 2013 and (ii) our outstanding indebtedness as of December 31, 2013.
(4)	Represents the amount of Core FFO paid out in distributions.
(5)	Represents the amount of Core FAD paid out in distributions.
(6)	Based on the closing price per share of Class A common stock on December 31, 2013.

Fourth Quarter 2013

Property Summary

(unaudited and dollars in thousands, except per square foot amounts)

	Period from October 7, 2013 through December 31, 2013
		Manhattan	Greater New York	Standalone
	Total	Office	Office	Retail
	Portfolio	Portfolio (1)	Portfolio	Portfolio	Observatory
Number of properties	18	7	5	6
Square feet	8,350,871	6,306,601	1,840,095	204,175
Occupancy (2)	86.1%	84.7%	89.7%	97.7%

Revenue	$121,768	$77,584	$16,731	$3,718	$23,735
Operating expenses	(57,331)	(42,628)	(7,838)	(1,178)	(5,687)

Net operating income	64,437	34,956	8,893	2,540	18,048

Straight-line rent	(8,932)	(8,807)	(94)	(31)	—
Above/below-market lease amortization	(1,903)	(1,903)	—	—	—
Acquired ground lease amortization	398	398	—	—	—

Cash net operating income	$54,000	$24,644	$8,799	$2,509	$18,048

Leasing activity
Total leases executed	55	48	6	1
Total square footage executed	414,806	364,797	45,705	4,304
Average rent psf - leases executed	$43.82	$43.78	$35.57	$135.00
Previously escalated rents psf	$41.29	$40.54	$41.06	$107.53
Percentage of new rent over previously escalated rents	6.1%	8.0%	-13.4%	25.5%

Capital Expenditures
Tenant improvements - first generation	$33,074
Tenant improvements - second generation	1,219
Leasing commissions - first generation	2,088
Leasing commissions - second generation	6,909
Building improvements - first generation (3)	31,987
Building improvements - second generation	1,030

Total	$76,307

Notes:

(1)	Includes 418,377 rentable square feet of retail space in the Company’s seven Manhattan office properties.
(2)	Based on leases signed and commenced as of December 31, 2013.
(3)	The Company estimates that between $110 million and $150 million of capital is needed beyond 2013 to complete substantially the renovation and repositioning program of its Manhattan office properties.

Fourth Quarter 2013

Property Detail

(unaudited)

					Annualized
					Rent
Property Name	Location or Sub-Market	Rentable Square Feet (1)	Percent Occupied (2)	Annualized Rent (3)	per Occupied Square Foot (4)	Number of Leases (5)
Manhattan Office Properties - Office
The Empire State Building (6)	Penn Station -Times Sq. South	2,690,927	81.6%	$98,832,773	$44.98	197
One Grand Central Place	Grand Central	1,171,150	79.1%	43,256,542	46.70	283
250 West 57th Street	Columbus Circle - West Side	475,094	87.9%	18,934,387	45.33	159
501 Seventh Avenue	Penn Station -Times Sq. South	454,065	94.1%	17,247,701	40.35	32
1359 Broadway	Penn Station -Times Sq. South	443,389	92.1%	17,847,582	43.70	28
1350 Broadway (8)	Penn Station -Times Sq. South	361,445	83.8%	13,595,308	44.87	69
1333 Broadway	Penn Station -Times Sq. South	292,154	98.7%	12,506,959	43.38	11

Manhattan Office Properties - Office		5,888,224	84.4%	222,221,252	44.73	779

Manhattan Office Properties - Retail
The Empire State Building (7)	Penn Station -Times Sq. South	143,758	92.1%	14,943,258	112.82	16
One Grand Central Place	Grand Central	68,332	92.3%	6,696,843	106.20	18
250 West 57th Street	Columbus Circle - West Side	51,960	80.7%	4,930,146	117.54	7
501 Seventh Avenue	Penn Station -Times Sq. South	35,502	100.0%	1,870,571	52.69	10
1359 Broadway	Penn Station -Times Sq. South	25,264	35.8%	1,181,278	130.67	5
1350 Broadway (8)	Penn Station -Times Sq. South	30,895	100.0%	5,785,621	187.27	6
1333 Broadway	Penn Station -Times Sq. South	62,666	95.6%	7,002,880	116.85	4

Manhattan Office Properties - Retail		418,377	89.1%	42,410,597	113.76	66

Sub-Total/Weighted Average Manhattan Office Properties - Office and Retail		6,306,601	84.7%	264,631,849	49.55	845

Greater New York Metropolitan Area Office Properties
First Stamford Place (9)	Stamford, CT	784,160	86.5%	28,099,513	41.41	50
Metro Center	Stamford, CT	279,385	96.9%	14,312,707	52.89	30
383 Main Street	Norwalk, CT	257,965	88.0%	7,220,781	31.80	20
500 Mamaroneck Avenue	Harrison, NY	289,772	94.7%	7,774,671	28.35	34
10 Bank Street	White Plains, NY	228,813	87.3%	6,955,211	34.81	28

Sub-Total/Weighted Average Greater New York Metropolitan Office Properties		1,840,095	89.7%	64,362,883	39.00	162

Standalone Retail Properties
10 Union Square	Union Square	58,005	100.0%	5,907,580	101.85	14
1542 Third Avenue	Upper East Side	56,250	91.6%	2,223,374	43.13	2
1010 Third Avenue	Upper East Side	44,662	100.0%	3,206,483	71.79	2
77 West 55th Street	Midtown	24,102	100.0%	2,849,250	118.22	3
69-97 Main Street	Westport, CT	16,826	100.0%	2,071,813	123.13	5
103-107 Main Street	Westport, CT	4,330	100.0%	452,625	104.53	3

Sub-Total/Weighted Average Standalone Retail Properties		204,175	97.7%	16,711,125	83.79	29

Portfolio Total		8,350,871	86.1%	$345,705,857	$48.08	1,036

Total/Weighted Average Office Properties		7,728,319	85.6%	$286,584,135	$43.30	941
Total/Weighted Average Retail Properties		622,552	91.9%	59,121,722	103.31	95

Portfolio Total		8,350,871	86.1%	$345,705,857	$48.09	1,036

Notes:

(1)	Excludes (i) 162,859 square feet of space across the Company’s portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(2)	Based on leases signed and commenced as of December 31, 2013.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents annualized rent under leases commenced as of December 31, 2013 divided by occupied square feet.
(5)	Represents the number of leases at each property or on a portfolio basis. If a tenant has more than one lease, whether or not at the same property, but with different expirations, the number of leases is calculated equal to the number of leases with different expirations.
(6)	Includes 86,902 rentable square feet of space leased by the Company’s broadcasting tenants.
(7)	Includes 5,300 rentable square feet of space leased by Host Services of New York, a licensee of the Company’s observatory.
(8)	Denotes a ground leasehold interest in the property with a remaining term, including unilateral extension rights available to the Company, of approximately 37 years (expiring July 31, 2050).
(9)	First Stamford Place consists of three buildings.

Fourth Quarter 2013

Tenant Lease Expirations

(unaudited)

Total Lease Expirations	Number of Leases Expiring (1)	Rentable Square Feet Expiring (2)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Portfolio Annualized Rent (4)	Annualized Rent Per Rentable Square Foot
Available	—	1,023,785	12.2%	$—	0.0%	$—
Signed leases not commenced	13	136,188	1.7%	—	0.0%	—
2014	196	423,670	5.1%	19,868,475	5.7%	46.90
2015	237	715,359	8.6%	32,454,746	9.4%	45.37
2016	120	428,851	5.1%	17,963,684	5.2%	41.89
2017	99	424,685	5.1%	21,193,062	6.1%	49.90
2018	119	608,500	7.3%	28,985,064	8.4%	47.63
2019	45	482,261	5.8%	20,866,045	6.0%	43.27
2020	71	693,210	8.3%	36,569,513	10.6%	52.75
2021	40	444,074	5.3%	22,967,907	6.6%	51.72
2022	34	377,328	4.5%	20,747,639	6.0%	54.99
2023	28	457,587	5.5%	21,792,423	6.3%	47.62
Therafter	47	2,135,373	25.6%	102,297,299	29.6%	47.91

Total	1,049	8,350,871	100.0%	$345,705,857	100.0%	$48.09

Notes:

(1)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(2)	Excludes (i) 162,859 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(4)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Fourth Quarter 2013

Tenant Lease Expirations

(unaudited)

Manhattan Office Properties (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring (3)	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (4)	Percent of Portfolio Annualized Rent (5)	Annualized Rent Per Rentable Square Foot
Available	—	823,041	14.0%	$—	0.0%	$—
Signed leases not commenced	8	96,923	1.6%	—	0.0%	—
2014	167	373,393	6.3%	17,189,802	7.7%	46.04
2015	205	587,219	10.0%	25,554,684	11.5%	43.52
2016	91	252,720	4.3%	10,939,701	4.9%	43.29
2017	71	228,597	3.9%	11,196,708	5.0%	48.98
2018	82	337,657	5.7%	16,973,308	7.6%	50.27
2019	30	214,865	3.6%	9,170,151	4.1%	42.68
2020	40	424,049	7.2%	18,348,771	8.3%	43.27
2021	28	318,126	5.4%	14,361,697	6.5%	45.14
2022	21	151,425	2.6%	7,667,379	3.5%	50.63
2023	18	298,343	5.1%	13,171,886	5.9%	44.15
Thereafter	26	1,781,866	30.3%	77,647,165	34.9%	43.58

Total Manhattan office properties	787	5,888,224	100.0%	222,221,252	100.0%	44.73

Greater New York Metropolitan Area Office Properties
Available	—	155,182	8.4%	—	0.0%	—
Signed leases not commenced	3	34,565	1.9%	—	0.0%	—
2014	22	39,074	2.1%	1,767,210	2.7%	45.23
2015	20	98,237	5.3%	3,750,997	5.8%	38.18
2016	18	90,665	4.9%	3,141,333	4.9%	34.65
2017	21	149,268	8.1%	5,994,628	9.3%	40.16
2018	30	243,440	13.2%	9,362,131	14.5%	38.46
2019	9	240,449	13.1%	8,817,115	13.7%	36.67
2020	18	203,494	11.1%	7,811,147	12.1%	38.39
2021	6	96,066	5.2%	4,166,113	6.5%	43.37
2022	6	168,044	9.1%	6,582,373	10.2%	39.17
2023	6	114,106	6.2%	4,957,470	7.7%	43.45
Therafter	6	207,505	11.3%	8,012,366	12.4%	38.61

Total greater New York metropolitan area office properties	165	1,840,095	100.0%	64,362,883	100.0%	39.00

Retail Properties
Available	—	45,562	7.3%	—	0.0%	—
Signed leases not commenced	2	4,700	0.8%	—	0.0%	—
2014	7	11,203	1.8%	911,463	1.5%	81.36
2015	12	29,903	4.8%	3,149,065	5.3%	105.31
2016	11	85,466	13.7%	3,882,650	6.6%	45.43
2017	7	46,820	7.5%	4,001,726	6.8%	85.47
2018	7	27,403	4.4%	2,649,625	4.5%	96.69
2019	6	26,947	4.3%	2,878,779	4.9%	106.83
2020	13	65,667	10.5%	10,409,595	17.6%	158.52
2021	6	29,882	4.8%	4,440,097	7.5%	148.59
2022	7	57,859	9.3%	6,497,887	11.0%	112.31
2023	4	45,138	7.3%	3,663,067	6.2%	81.15
Therafter	15	146,002	23.5%	16,637,768	28.1%	113.96

Total retail properties	97	622,552	100.0%	59,121,722	100.0%	103.31

Total portfolio lease expirations	1,049	8,350,871	100.0%	$345,705,857	100.0%	$48.09

Notes:

(1)	Excludes (i) retail space in the Company’s Manhattan office properties and (ii) the Empire State Building broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Excludes (i) 162,859 rentable square feet of space across the Company portfolio attributable to building management use and tenant amenities and (ii) 69,757 square feet of space attributable to the Company’s observatory.
(4)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(5)	Represents the percentage of annualized rent of the Company’s office and retail portfolio in the aggregate.

Fourth Quarter 2013

Tenant Lease Expirations Empire State Building - Office

(unaudited)

Empire State Building Office (1)	Number of Leases Expiring (2)	Rentable Square Feet Expiring	Percent of Portfolio Rentable Square Feet Expiring	Annualized Rent (3)	Percent of Portfolio Annualized Rent	Annualized Rent Per Rentable Square Foot
Available	—	490,451	18.2%	$—	0.0%	$—
Signed leases not commenced	3	3,422	0.1%	—	0.0%	—
2014	36	126,759	4.7%	5,710,329	5.8%	45.05
2015	37	179,184	6.7%	7,648,051	7.7%	42.68
2016	14	73,060	2.7%	3,358,603	3.4%	45.97
2017	20	63,243	2.4%	3,374,330	3.4%	53.35
2018	22	70,229	2.6%	3,449,180	3.5%	49.11
2019	10	38,301	1.4%	1,717,166	1.7%	44.83
2020	17	228,593	8.5%	10,316,319	10.4%	45.13
2021	10	72,345	2.7%	3,410,586	3.5%	47.14
2022	9	35,151	1.3%	1,976,543	2.0%	56.23
2023	7	35,699	1.3%	1,830,267	1.9%	51.27
Thereafter	12	1,274,490	47.4%	56,041,399	56.7%	43.97

Total Empire State Building office	197	2,690,927	100.0%	$98,832,773	100.0%	$44.98

Notes:

(1)	Excludes retail space, broadcasting licenses and observatory operations.
(2)	If a lease has two different expiration dates, it is considered to be two leases (for the purpose of lease count and square footage).
(3)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.

Fourth Quarter 2013

20 Largest Tenants and Portfolio Tenant Diversification by Industry

(unaudited)

20 Largest Tenants	Number of Leases	Number of Properties	Lease Expiration (1)	Weighted Average Remaining Lease Term (2)	Total Occupied Square Feet (3)	Percent of Portfolio Rentable Square Feet (4)	Annualized Rent (5)	Percent of Portfolio Annualized Rent (6)

1. LF USA	6	3	Oct. 2021-Oct. 2028	13.5 years	886,995	10.6%	$36,115,628	10.4%
2. Coty, Inc.	1	1	Jan. 2030	16.1 years	308,660	3.7%	14,573,848	4.2%
3. PVH Corp.	1	1	Oct. 2028	14.8 years	223,616	2.7%	9,168,174	2.7%
4. Thomson Reuters	4	2	Apr. 2018-Apr. 2020	5.6 years	147,208	1.8%	7,113,465	2.1%
5. Urban Outfitters	1	1	Sept. 2029	15.8 years	56,730	0.7%	6,200,000	1.8%
6. Legg Mason	1	1	Sept. 2024	10.8 years	140,398	1.7%	5,970,109	1.7%
7. Federal Deposit Insurance Corp.	1	1	Jan. 2020	6.0 years	121,879	1.5%	5,906,747	1.7%
8. LinkedIn	1	1	Feb. 2026	12.2 years	115,559	1.4%	5,255,092	1.5%
9. Host Services of New York	1	1	May 2020	6.3 years	5,300	0.1%	5,064,790	1.5%
10. Odyssey Reinsurance	1	1	Sept. 2022	8.8 years	101,619	1.2%	3,898,014	1.1%
11. Duane Reade (a division of Walgreen Co.)	2	2	Feb. 2021-May 2025	9.5 years	23,134	0.3%	3,715,942	1.1%
12. Shutterstock	1	1	Sept. 2024	10.8 years	77,845	0.9%	3,658,715	1.1%
13. Bank of America	3	3	Apr. 2015-Feb. 2018	2.7 years	29,671	0.4%	3,298,821	1.0%
14. Reed Elsevier, Inc.	1	1	Nov. 2019	5.9 years	96,727	1.2%	3,155,742	0.8%
15. Aetna Life Insurance Company	1	1	June 2018	4.5 years	51,621	0.6%	2,966,060	0.9%
16. Human Rights Watch	1	1	Oct. 2026	12.8 years	66,479	0.8%	2,720,359	0.8%
17. JPMorgan Chase Bank	3	2	Dec. 2021-Dec 2027	13.5 years	28,391	0.3%	2,677,469	0.8%
18. Jefferies Group, Inc.	2	1	June 2021-Nov. 2022	8.1 years	44,930	0.5%	2,589,006	0.7%
19. Ethan Allen Retail, Inc.	1	1	July 2022	8.6 years	34,670	0.3%	2,586,165	0.7%
20. AT&T Wireless	2	2	Jan. 2018-Oct. 2021	7.9 years	6,541	0.1%	2,431,275	0.7%

Total	35				2,567,973	30.8%	$129,065,421	37.3%

Notes:

(1)	Expiration dates are per lease and do not assume exercise of renewal or extension options. Except for the Federal Deposit Insurance Corporation lease (February 1, 2015), none of these leases contain early termination options. For tenants with more than two leases, the lease expiration is shown as a range.
(2)	Represents the weighted average lease term, based on annualized rent.
(3)	Based on leases signed and commenced as of December 31, 2013.
(4)	Represents the percentage of rentable square feet of the Company’s office and retail portfolios in the aggregate.
(5)	Represents annualized base rent and current reimbursement for operating expenses and real estate taxes.
(6)	Represents the percentage of annualized rent of the Company’s office and retail portfolios in the aggregate.

Portfolio Tenant Diversification by Industry

Fourth Quarter 2013

Observatory Metrics

(unaudited and in thousands)

	Three Months Ended
Observatory NOI	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

Observatory revenue	$25,389	$32,356	$27,304	$16,709	$23,025
Observatory expenses	6,193	6,482	6,109	5,522	5,313
Intercompany rent expense (1)	20,276	24,260	13,550	3,416	19,428

Observatory NOI	$(1,080)	$1,614	$7,645	$7,771	$(1,716)

Note:

(1)	The observatory pays a market-based rent payment comprised of fixed and percentage rent to the Empire State Building.

Annual Observatory Revenues 2009 to 2013

Fourth Quarter 2013

Condensed Consolidated Balance Sheet

(unaudited and dollars in thousands)

December 31, 2013
Assets
Commercial real estate properties, at cost
Land	$187,566
Development costs	6,459
Building and improvements	1,103,818
Building leasehold interests and improvements	351,580

1,649,423
Less: accumulated depreciation	(295,351)

Commercial real estate properties, net	1,354,072
Cash and cash equivalents	60,743
Restricted cash	55,621
Tenant and other receivables, net	24,817
Deferred rent receivables, net	62,689
Prepaid expenses and other assets	35,407
Deferred costs, net	78,938
Acquired below-market ground lease, net	62,312
Acquired lease intangibles, net	249,983
Goodwill	491,479

Total assets	$2,476,061

Liabilities and Equity
Mortgage notes payable	$883,112
Term loan and credit facility	325,000
Accounts payable and accrued expenses	81,908
Acquired below-market leases, net	129,882
Deferred revenue and other liabilities	21,568
Tenants’ security deposits	31,406

Total liabilities	1,472,876
Total equity	1,003,185

Total liabilities and equity	$2,476,061

Fourth Quarter 2013

Condensed Consolidated Statement of Income

(unaudited and dollars in thousands, except per share amounts)

Period from October 7, 2013 through December 31, 2013
Revenues
Rental revenue	$79,987
Tenant expense reimbursement	15,836
Observatory revenue	23,735
Construction revenue	5,265
Third party management and other fees	550
Other revenue and fees	2,210

Total revenues	127,583

Operating expenses
Property operating expenses	34,453
Marketing, general, and administrative expenses	15,254
Observatory expenses	5,687
Construction expenses	5,468
Real estate taxes	17,191
Depreciation and amortization	27,375

Total operating expenses	105,428

Total operating income	22,155
Other income (expense)
Interest expense	(13,147)
Acquisition expenses	(138,140)
Gain on consolidation of non-controlled entities	322,563

Net income	193,431
Net income attributable to non-controlling interests	(118,186)

Net income attributable to Empire State Realty Trust, Inc.	$75,245

Weighted average common shares outstanding
Basic	95,574

Diluted	95,611

Net income per share attributable to Empire State Realty Trust, Inc.
Basic	$0.79

Diluted	$0.79

Fourth Quarter 2013

Funds from Operations (“FFO”), Funds Available for Distribution (“FAD”) and EBITDA

(unaudited and dollars in thousands, except per share amounts)

Period from October 7, 2013 through December 31, 2013
Reconciliation of Net Income to FFO and Core FFO

Net Income	$193,431
Real estate depreciation and amortization	27,352

FFO	220,783
Gain on consolidation of non-controlled entities	(322,563)
Acquisition expenses	138,140
Severance expenses	2,738
Retirement equity compensation expenses	2,297

Core FFO	$41,395

FFO per share
Basic	$0.90

Diluted	$0.90

Core FFO per share
Basic	$0.17

Diluted	$0.17

Reconciliation of Core FFO to Core FAD
Core FFO	$41,395
Add:
Amortization of deferred financing costs	1,074
Amortization of below-market ground lease	398
Non-real estate depreciation and amortization	23
Amortization of non-cash compensation expense	697
Deduct:
Straight-line rental revenues	(8,932)
Amortization of debt premiums	(922)
Above/below-market rent revenue	(1,903)
FF&E purchases	(853)
Tenant improvements - second generation	(1,219)
Building improvements - second generation	(1,030)
Leasing commissions - second generation	(6,909)

Core FAD	$21,819

Core FAD per share
Basic	$0.09

Diluted	$0.09

Reconciliation of Net Income to EBITDA
Net Income	$193,431
Interest expense	13,147
Income tax benefit	(1,125)
Depreciation and amortization	27,375
Acquisition expenses	138,140
Gain on consolidation of non-controlled entities	(322,563)

EBITDA	$48,405

Fourth Quarter 2013

Net Operating Income (“NOI”)

(unaudited and dollars in thousands)

Period from October 7, 2013 through December 31, 2013
Reconciliation of Net Income to NOI and Cash NOI

Net income	$193,431
Add:
Marketing, general and administrative expenses	15,254
Depreciation and amortization	27,375
Interest expense	13,147
Construction expenses	5,468
Acquisition expenses	138,140
Less:
Construction revenue	(5,265)
Third-party management and other fees	(550)
Gain on consolidation of non-controlled entities	(322,563)

Net operating income	64,437

Straight-line rent	(8,932)
Above/below-market lease amortization	(1,903)
Assumed ground lease amortization	398

Cash net operating income	$54,000

Fourth Quarter 2013

Debt Summary

(unaudited and dollars in thousands)

		Weighted Average
	Principal	Interest	Maturity
Debt Summary	Balance	Rate	(Years)
Fixed rate mortgage debt	$835,647	5.78%	2.6
Variable rate mortgage debt	47,465	3.91%	0.9
Term loan and credit facility	325,000	1.51%	4.7

Total	$1,208,112	4.56%	3.1

Available Borrowing	Facility	Outstanding at December 31, 2013	Letters of Credit	Empire Reserve (2)	Remaining Capacity at December 31, 2013
Mortgages	$—	$883,112	$—	$—	$10,615
Term loan and credit facility (1)	800,000	325,000	—	33,225	441,775

Total	$800,000	$1,208,112	$—	$33,225	$452,390

			Current		In
Covenant Summary	Required		Quarter		Compliance
Secured Credit Facility
Maximum Total Leverage	< 60%		33.1%		Yes
Maximum Secured Debt	< 40%		24.2%		Yes
Minimum Fixed Charge Coverage	> 1.5	x	3.0	x	Yes
Maximum Variable Rate Indebtedness	< 25%		10.2%		Yes

Notes:

(1)	The term loan and credit facility has an accordion feature allowing for an increase in maximum aggregate principal balance to $1,250,000 under certain circumstances.
(2)	Reflects a reserve for Empire State Building capital expenditures.

Fourth Quarter 2013

Debt Detail

(unaudited and dollars in thousands)

	Stated Interest Rate (%)	Current Interest Rate (%)	Principal Balance		Maturity Date	Amortization

Fixed rate debt:
501 Seventh Avenue (first lien mortgage loan)	5.75%	5.75%	$1,037		8/1/2014	25 years
501 Seventh Avenue (second lien mortgage loan)	5.75%	5.75%	31,459		8/1/2014	25 years
501 Seventh Avenue (second lien mortgage loan)	6.04%	6.04%	6,889		8/1/2014	25 years
1359 Broadway (first lien mortgage loan)	5.75%	5.75%	9,579		8/1/2014	25 years
1359 Broadway (second lien mortgage loan)	5.75%	5.75%	5,561		8/1/2014	25 years
1359 Broadway (second lien mortgage loan)	5.87%	5.87%	11,311		8/1/2014	25 years
1359 Broadway (second lien mortgage loan)	6.40%	6.40%	18,572		8/1/2014	25 years
One Grand Central Place (first lien)	5.34%	5.34%	71,723		11/5/2014	25 years
One Grand Central Place (second lien)	7.00%	7.00%	14,884		11/5/2014	25 years
500 Mamaroneck Avenue, Harrison, NY	5.41%	5.41%	32,620		1/1/2015	30 years
250 West 57th Street (first lien mortgage loan)	5.33%	5.33%	25,621		1/5/2015	25 years
250 West 57th Street (second lien mortgage loan)	6.13%	6.13%	11,252		1/5/2015	25 years
Metro Center	5.89%	5.89%	96,158		1/1/2016	30 years
10 Union Square	6.00%	6.00%	20,972		5/1/2017	30 years
10 Bank Street	5.72%	5.72%	33,444		6/1/2017	30 years
1542 Third Avenue	5.90%	5.90%	19,011		6/1/2017	30 years
First Stamford Place	5.65%	5.65%	245,629		7/5/2017	30 years
383 Main Avenue, Norwalk, CT	5.59%	5.59%	30,403		7/5/2017	30 years
1010 Third Avenue and 77 West 55th Street	5.69%	5.69%	28,096		7/5/2017	30 years
1333 Broadway	6.32%	6.32%	78,121	(1)	1/5/2018	30 years
1350 Broadway (first lien mortgage loan)	5.87%	5.87%	43,305	(2)	4/5/2018	Interest only

Total fixed rate debt			835,647

Variable rate debt:
501 Seventh Avenue (third lien mortgage loan)	LIBOR plus 2.0%	2.17%	6,540		8/1/2014	Interest only
1350 Broadway (second lien mortgage loan)	(4)	4.25%	13,543	(3)	10/10/2014	Interest only
One Grand Central Place (third lien)	(5)	3.75%	6,382		11/5/2014	Interest only
250 West 57th Street (third lien mortgage loan)	(4)	4.25%	21,000		1/5/2015	Interest only
Secured Revolving Credit Facility	LIBOR plus 1.20%	1.37%	25,000		10/5/2017	Interest only
Secured Term Credit Facility	LIBOR plus 1.35%	1.52%	300,000		10/5/2018	Interest only

Total variable rate debt			372,465

Total / weighted average debt		4.56%	$1,208,112

Notes:

(1)	Includes unamortized premium of $7,674.
(2)	Includes unamortized premium of $3,885.
(3)	Includes unamortized premium of $134.
(4)	Greater of 4.25% and Prime plus 1.00%.
(5)	Greater of Prime plus 0.50% and 3.75%.

Fourth Quarter 2013

Debt Maturities

(unaudited and dollars in thousands)

Year	Maturities (1)	Percentage of Total Debt	Weighted Average Interest Rate of Maturing Debt

2014	197,480	16.3%	5.49%
2015	90,493	7.5%	5.21%
2016	96,158	8.0%	5.89%
2017	402,555	33.3%	5.42%
2018	421,426	34.9%	2.86%

Total debt	$1,208,112	100.0%	4.56%

Debt Maturity Profile

Note:

(1)	Assumes no extension options are exercised.

Fourth Quarter 2013

Supplemental Definitions

Funds From Operations (“FFO”)

The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income (loss) (determined in accordance with GAAP), excluding impairment writedowns of investments in depreciable real estate and investments in in-substance real estate investments, gains or losses from debt restructurings and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to non-controlling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized non-GAAP financial measure for REITs that the Company believes, when considered with financial statements determined in accordance with GAAP, is useful to investors in understanding financial performance and providing a relevant basis for comparison among REITS. In addition, FFO is useful to investors as it captures features particular to real estate performance by recognizing that real estate has generally appreciated over time or maintains residual value to a much greater extent than do other depreciable assets. Investors should review FFO, along with GAAP net income, when trying to understand an equity REIT’s operating performance. The Company presents FFO because it considers it an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of the Company’s properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results of operations, the utility of FFO as a measure of its performance is limited. There can be no assurance that FFO presented by the Company is comparable to similarly titled measures of other REITs. FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. Although FFO is a measure used for comparability in assessing the performance of REITs, as the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another.

Core Funds From Operations (“Core FFO”)

Core FFO adds back to traditionally defined FFO the following items associated with the Company’s initial public offering, or IPO, and formation transactions: gain on consolidation of non-controlling entities, acquisition expenses, severance expenses and retirement equity compensation expenses. The Company presents Core FFO because it considers it an important supplemental measure of its operating performance in that it excludes items associated with its IPO and formation transactions. There can be no assurance that Core FFO presented by the Company is comparable to similarly titled measures of other REITs. Core FFO does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. Core FFO is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions.

Funds Available for Distribution (‘FAD”)

In addition to FFO, the Company presents FAD by (i) adding to FFO non-real estate depreciation and amortization, the amortization of deferred financing costs, amortization of debt discounts and amortization of below market ground lease and (ii) deducting straight line rent, recurring 2nd generation leasing commissions, tenant improvements, prebuilts, capital expenditures, furniture, fixtures & equipment purchases and above/below market rent revenue. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company’s ability to fund its dividends. FAD does not represent cash generated from operating activities and should not be considered as an alternative to net income (loss) determined in accordance with GAAP or to cash flow from operating activities determined in accordance with GAAP. FAD is not indicative of cash available to fund ongoing cash needs, including the ability to make cash distributions. There can be no assurance that FAD presented by the Company is comparable to similarly titled measures of other REITs.

Net Operating Income

Net Operating Income, or NOI is a non-GAAP financial measure of performance. NOI is used by investors and the Company’s management to evaluate and compare the performance of the Company’s properties and to determine trends in earnings and to compute the fair value of its properties as it is not affected by; (i) the cost of funds of the property owner, (ii) the impact of depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets that are included in net income computed in accordance with GAAP, (iii) acquisition expenses and formation transaction expenses; or (iv) general and administrative expenses and other gains and losses that are specific to the property owner. The cost of funds is eliminated from net operating income because it is specific to the particular financing capabilities and constraints of the owner. The cost of funds is also eliminated because it is dependent on historical interest rates and other costs of capital as well as past decisions made by the Company regarding the appropriate mix of capital which may have changed or may change in the future. Depreciation and amortization expenses as well as gains or losses from the sale of operating real estate assets are eliminated because they may not accurately represent the actual change in value in the Company’s office or retail properties that result from use of the properties or changes in market conditions. While certain aspects of real property do decline in value over time in a manner that is reasonably captured by depreciation and amortization, the value of the properties as a whole have historically increased or decreased as a result of changes in overall economic conditions instead of from actual use of the property or the passage of time. Gains and losses from the sale of real property vary from property to property and are affected by market conditions at the time of sale which will usually change from period to period. These gains and losses can create distortions when comparing one period to another or when comparing the Company’s operating results to the operating results of other real estate companies that have not made similarly timed, purchases or sales. The Company believes that eliminating these costs from net income is useful because the resulting measure captures the actual revenue, generated and actual expenses incurred in operating its properties as well as trends in occupancy rates, rental rates and operating costs. However, the usefulness of NOI is limited because it excludes general and administrative costs, interest expense, interest income and other expense, depreciation and amortization expense and gains or losses from the sale of properties, and other gains and losses as stipulated by GAAP, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, all of which are significant economic costs. NOI may fail to capture significant trends in these components of net income which further limits its usefulness. NOI is a measure of the operating performance of the Company’s properties but does not measure its performance as a whole. NOI is therefore not a substitute for net income as computed in accordance with GAAP. This measure should be analyzed in conjunction with net income computed in accordance with GAAP and discussions elsewhere in this Supplemental Package regarding the components of net income that are eliminated in the calculation of NOI. Other companies may use different methods for calculating NOI than the Company does.

EBITDA

The Company computes EBITDA as net income plus interest expense, net of interest income, income taxes and depreciation and amortization. The Company presents EBITDA because it believes that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.